AZZ Inc. Q2 FY2023 Earnings Release Presentation October 11, 2022

Q2 FY2023 EARNINGS PRESENTATION Safe Harbor Statement 2 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995, including the statements regarding our strategic and financial initiatives. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially continue to be adversely impacted by the ongoing COVID-19 pandemic, including governmental mandates regarding the same. We also continue to experience additional increases in labor costs, components, and raw materials including zinc and natural gas which are used in the hot- dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition or disposition opportunities; currency exchange rates; availability of experienced management and employees to implement the Company’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. The Company has provided additional information regarding risks associated with the business in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2022 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on the Company’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and the Company’s assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Q2 FY2023 EARNINGS PRESENTATION In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA and Adjusted EBITDA, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance given the influx of merger and acquisition and divestiture activities, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. Non-GAAP Disclosure of EBITDA 3

Q2 FY2023 EARNINGS PRESENTATION Company Highlights  AZZ Metal Coatings had another outstanding quarter, including record Sales of $166 million  AZZ Precoat Metals completed its first full quarter as part of AZZ with sales of $241 million  AZZ Infrastructure Solutions is now reported as discontinued operations  Subsequent Events  Completed the divestiture a 60% majority stake in the Infrastructure Solutions Segment(1) receiving cash of $228 million on September 30, 2022  $210 million immediately applied to reduce Term Loan B debt;  $15 million applied to the revolving credit facility; and  $3 million allotted to working capital  Entered into a floating-to-fixed rate swap for $550 million at 4.277%, representing approximately 50% of the remaining Term Loan B debt  Finalized Precoat acquisition working capital peg, realizing $15.8 million in cash settlement. Proceeds to be used to further reduce borrowings on the Company Revolving Credit Facility 4 (1) Excludes AZZ Crowley Tubing.

Q2 FY2023 EARNINGS PRESENTATION Q2 FY2023 Sales and Segment Market Highlights (excludes AIS) Q2 Fiscal 2023 Consolidated Sales: $407 million Metal Coatings Segment $165.8M AZZ Metal Coatings (AMC) • Total pounds of steel galvanized up 9.7% with almost all served markets providing increased opportunities 5 +26.2% vs. Q2 FY2022 Precoat Metals Segment $240.9M Segment Market Highlights AZZ Precoat Metals (APM) • Record-level sales driven by stable market conditions across most end-markets and Supply Chain Solutions initiatives Both segments effectively managed inflationary pressures and labor constraints while maintaining strong levels of customer service

Q2 FY2023 EARNINGS PRESENTATION

Q2 Fiscal Year 2023 Summary – AZZ Consolidated Results

In $millions, except percentages and per share amounts

Sales

+209.4%


$131.4
$406.7
FY2022
FY2023

- Precoat Metals sales reported for the first full quarter
- Strong demand within both AMC and APM drove sales growth

EBITDA

(a) +174.4%


$36.6
-$17.1
$100.5
FY2022
FY2023
FY2023 (a)

- Flow through from higher sales, particularly AMC
- Includes one-time acquisition and transaction-related costs of $2.7 million and adds back one-time non-cash loss on sale of AIS of $114.9 million

Net Income

(a) +89.3%


$19.0
-$33.8
$35.9
FY2022
FY2023
FY2023(a)

- Continued strong operational performance across the Segments
- Adjusted Net Income Q2-23 impacted by divestiture related expenditures and AIS sale loss

Diluted EPS

(a) +63.2%


$0.76
-$1.91
$1.24
FY2022
FY2023
FY2023(a)

- Improved operational earnings across both Segments
- Estimated loss on disposal of discontinued operation ($114.9M), net of tax loss of ($89.4) million
- Q2 adjusted EPS includes $3.15 of EPS add-backs

6

Note: See slide 20 & 21 for reconciliation of GAAP to Non-GAAP

AZZ
Q2 FY2023 EARNINGS PRESENTATION

Q2 FY2023 Segment Results – Metal Coatings

In millions $ except percentages

Key Statistics

FY2022 Sales	**$131.4**
Organic	$158.8
Acquisitions	$7.0
FY2023 Sales	**$165.8**

Sales
+26%


$131.4
$165.8
FY2022
FY2023

Operating Income
+40%


$32.0
24.4%
$45.0
27.1%
FY2022
FY2023

EBITDA
+34%


$39.5
30.1%
$53.0
32.0%
FY2022
FY2023

AZZ Metal Coating Segment (AMC) Summary:

- Strong total segment sales growth during the quarter, driven by galvanizing volumes up 9.7%, and organic growth of 21%
- Operating margins of 27.1% for the current quarter were a result of strong operational execution, price, and mix of products galvanized, and includes approximately $5.1 million in insurance settlements and gain on sale of land
- Increased costs in Galvanizing (zinc, labor, acid, energy) continued to be offset by operating efficiencies, productivity and value pricing
- Outlook for the 2nd half of the year remains good but with normal winter impact on construction activity as well as rising zinc costs in our kettles

7

Q2 FY2023 EARNINGS PRESENTATION Q2 FY2023 Segment Results – Precoat Metals (acquisition date May 13, 2022) • Record level sales in Q2 • EBITDA Margins slightly lower than expected due to labor shortages/turnover, costs associated with supply-chain challenges, and storm damage in Columbia, South Carolina • Quarterly impact of purchase accounting depreciation and amortization affects operating income by 280 basis points • Higher paint costs, transportation/logistics and other inflationary pressures present some headwinds for 2nd half of year • Expect typical, seasonally-lower volumes in 2nd half of fiscal year as construction activity slows during the winter months In millions $ except percentages Key Statistics AZZ Precoat Metals Segment (APM) Summary: 8 Sales $240.9 FY2023 Operating Income EBITDA $36.2 FY2023 $49.6 FY2023 15.0% FY2022 Sales Organic Acquisitions FY2023 Sales $ 0.0 $240.9 $240.9 $0.0 20.6%

Q2 FY2023 EARNINGS PRESENTATION 9 Q2 FY2023 Consolidated Results In millions, except for EPS and percentages Q2 FY 2023 Q2 FY 2022 % Change vs. Prior Year Sales $406.7 $131.4 209.4% Gross Profit $101.6 $36.4 178.7% Gross Margin 25.0% 27.7% (270)Bps Operating Profit $64.1 $20.0 221.3% Operating Margin 15.8% 15.2% 60bps EBITDA $(17.1) $36.6 (146.8)% Net Income $(58.6) $19.0 (408.8)% Diluted Earnings Per Share $(1.91) $0.76 (351.3)% Diluted Shares Outstanding(1) 29,059 25,135 15.6% (1) – Increase in shares directly attributable to Preferred Equity shares accounted for on the “as converted” method of accounting.

Q2 FY2023 EARNINGS PRESENTATION YTD FY2023 AZZ Consolidated Cash Flow Highlights In millions, except for percentages YTD FY 2023 YTD FY 2022 Cash flows from continuing operations provided from operating activities $42.0 $31.3 Less: Capital Expenditures $(18.7) $(10.6) Free Cash Flow $23.3 $20.6 Net Income available to common shareholders $(34.5) $41.3 Free Cash Flow / Net Income (67.5)% 49.9% Acquisition of Subsidiaries, net of cash acquired $1,298.5 $0.0 Payment of Dividends $(8.4) $(8.5) Share Repurchases $0 $21.2 10

AZZ
Q2 FY2023 EARNINGS PRESENTATION

Capital Allocation Focused on Growth

In millions

Q2 2023 Capital Deployment


$12.3
$0.0
$0.0
$4.2
Capital Expenditures
Acquisitions
Share Repurchases
Dividends

Growth

Capital Expenditures
- Safety, Health and Environmental
- Productivity and capacity initiatives
- General maintenance and sustainability
- $8.0M Precoat Metals incremental
- Excludes $2.9M of Capex on discontinued operations

Acquisitions
- Focused on APM integration
- Portfolio of targets

Shareholder Return

Share Repurchases
- No share repurchases in the quarter
- Focus remains on reducing existing debt and leverage

Dividends
- Approved second quarter FY2023 dividend

11

Q2 FY2023 EARNINGS PRESENTATION 12 2.4x 1.7x 0.9x 1.5x 1.5x 4.2x 4.3x 3.6 Max Leverage 6.25x 0.0x 1.5x 3.0x 4.5x 6.0x 7.5x 2018 2019 2020 2021 2022 Pro Forma Leverage Qtr 1 FY2023 Qtr 2 FY2023 5.0x 4.3x 5.0x Note: 6.25X represents Max Leverage Covenant in debt agreement. Q2 Fiscal Year 2023 – Debt Compliance / Net Leverage (1) – Current quarter leverage ratio excludes the impact from the reduction of debt from cash received on sale of 60% interest in AIS JV. (1)

Key Indicators And Financial Guidance 13

Q2 FY2023 EARNINGS PRESENTATION 14 Metal Coatings Segment  Market activity remains normal as we enter the seasonally slower winter months  Fabrication activity remains solid for Q3; some customers experiencing labor shortages  Zinc costs in our kettles continue to increase and will not peak until late this fiscal year  Precoat Metals Segment  Market activity remains normal as we enter the seasonally slower winter months  Continue to realize growth through our Supply Chain Solutions initiatives, by expanding the market and focusing on new markets  Inflationary pressures, higher logistical costs and lower scrap values offset by pricing  Corporate  Continue to monitor cash flow, customer credit, expenses and ensure effective capital deployment Key Indicators All businesses are battling labor shortages and supply chain constraints, while finding ways to achieve plans and keep customers satisfied

Q2 FY2023 EARNINGS PRESENTATION Fiscal Year 2023 – Financial Guidance • We are not issuing Full Year guidance at this time due to the recently completed transactions o Precoat Metals acquisition, which closed on May 13, 2022 o The recent divestiture of 60% stake in AIS which closed on September 30, 2022 15

Q2 FY2023 EARNINGS PRESENTATION AZZ has taken the actions necessary to become a ‘pure play’ metal coatings leader in North America Our focus is on expanding our leading market positions in both AZZ Metal Coatings as well as recently acquired AZZ Precoat Metals to position the Company to remain the leader in the pre- and post-fabrication metal coatings markets  In the shorter term our focus is on seamlessly onboarding Precoat Metals and paying down debt We have reduced risk associated with debt by entering floating to fixed interest rate swaps for $550 million of our $1.3 billion Term Loan B (under $1.1 billion with reduction in term loan on September 30, 2022) Strategic Direction 16

Q&A

Reg “G” Tables

Q2 FY2023 EARNINGS PRESENTATION Non-GAAP Disclosure of Consolidated EBITDA 19 In millions Consolidated Q2 FY 23 Consolidated Q2 FY 22 Consolidated YTD FY 23 Consolidated YTD FY 22 GAAP Net Income $(57.8) $19.0 $(33.5) $41.3 Adjustments to reconcile GAAP to non- GAAP Financial Measures: Interest Expense 28.1 1.8 35.6 3.5 Income Tax Expense(1) (12.7) 4.9 (5.2) 12.5 Depreciation and Amortization Expense(1) 25.0 11.0 40.1 22.1 Total GAAP adjustments $40.4 $17.6 $70.6 $38.1 Non-GAAP EBITDA (2) $(17.1) $36.6 $(37.1) $79.4 Acquisition Costs 2.7 0.0 15.3 0.0 Estimated Loss on Discontinued Operations 114.9 0.0 114.9 0.0 Adjusted EBITDA $100.5 $36.6 $167.3 $79.4 (1) – Income tax expense and depreciation and amortization amounts include both continuing and discontinued operations. (2)- Refer to slide 7 for detailed walk-forward and summary of the expenditures incurred for acquisition and transaction-related activities for the current quarter.

Q2 FY2023 EARNINGS PRESENTATION Non-GAAP Segment Disclosure from Continuing Operations (Metal Coatings and Precoat Metals) 20 In millions Consolidated Q2 FY 23 Consolidated Q2 FY 22 Consolidated YTD FY 23 Consolidated YTD FY 22 GAAP Net Income $25.1 $14.3 $40.5 $25.9 Adjustments to reconcile GAAP to non- GAAP Financial Measures: Interest Expense 28.1 1.7 35.6 3.4 Income Tax Expense 10.8 3.9 15.9 12.1 Depreciation and Amortization Expense 22.0 7.9 33.9 15.9 Total GAAP adjustments $60.9 $13.5 $85.4 $31.4 Non-GAAP EBITDA (1) $86.0 $27.8 $125.9 $57.3

Q2 FY2023 EARNINGS PRESENTATION 21 In millions Consolidated Q2 FY 23 Consolidated Q2 FY 22 Consolidated YTD FY 23 Consolidated YTD FY 22 GAAP Net Income $(82.7) $4.7 $(74.0) $15.4 Adjustments to reconcile GAAP to non- GAAP Financial Measures: Interest Expense .005 .023 .006 .061 Income Tax Expense (23.5) 1.0 (21.0) 0.4 Depreciation and Amortization Expense 3.1 3.1 6.2 6.2 Total GAAP adjustments $(20.4) $4.1 $14.8 $6.6 Non-GAAP EBITDA (1) $(103.1) $8.8 $(88.8) $22.1 Non-GAAP Segment Disclosure from Discontinued Operations (Infrastructure Solutions)

Appendix

Q2 FY2023 EARNINGS PRESENTATION 23 Q2-2023 Earnings Per Share (EPS) Walk(1) -$1.91 $1.24 $0.09 $0.90 EPS, as reported Loss on Sale Transaction Costs Tax Impact EPS, as adjusted $3.95 (1) – Earnings per share amounts included in the chart above may not sum due to rounding differences.

Q2 FY2023 EARNINGS PRESENTATION Q2 FY2023 Segment Results – Infrastructure Solutions Segment (AIS) • AIS performed well in the quarter, with sales up in both Electrical and WSI platforms • Backlog increased year-over-year by $128.7M, or 63.9% • WSI had higher sales, as compared to the same quarter prior year, and completed a number of key projects both in the U.S. and globally • Subsequent event – completed the divestiture of 60% of AIS through Joint Venture arrangement to Fernweh Group on September 30, 2022 In millions $ except percentages Sales $85.0 $106.7 FY2022 FY2023 +25.5% Operating Income Key Statistics AZZ Infrastructure Solutions Segment (AIS) Summary: 24 $6.7 -$102.8 FY2022 FY2023 EBITDA $13.1 -$72.4 FY2022 FY2023 FY2022 Book to Sales 1.18 to 1 FY2023 Book to Sales 1.22 to 1 FY 2022 Sales $85.0 FY2023 Sales $106.7 (1) – Adjusted operating income, excluding the loss on sale of the AIS JV, would have been $12.1 million, $5.4 million and 80.6% improved from the prior year 2nd quarter on stronger backlog dollars and margins within the backlog. (1)